CRM Mutual Fund Trust

CRM Long/Short Opportunities Fund

(the “Fund”)

Supplement Dated June 7, 2024

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

Dated October 27, 2023, as supplemented

Capitalized terms used without definition below have the meanings given to them in a Fund's Summary Prospectus, Prospectus or Statement of Additional Information, as applicable. This document should be read together with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

Effective June 1, 2024, Jason Yellin has resigned from his position as a portfolio manager of the Fund. All references to Mr. Yellin in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby removed in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE